Provisions	12 Months Ended
Dec. 31, 2023
Disclosure Provisions Abstract
Provisions

17	Provisions

	2023 £’000	2022 £’000	2021 £’000
Opening provision at 1 January	207	50	50
Utilisation of provision	(207)	(43)	–
Provision recognised in the year	–	200	–
At 31 December	–	207	50
Less: non-current portion	–	–	–
Current portion	–	207	50

The provision as at 31 December 2021 represents management’s best estimate of the ‘making good’ clause on the Cardiff office which was vacated during the fourth quarter of 2021. This liability was settled during 2022.

Bioasis Loans

On 19 December 2022 the Company entered into a Promissory Note and Security Agreement with Bioasis to assist in the short term with Bioasis’ working capital requirements. Under the agreement the Company agreed to advance Bioasis up to US$750,000 in 3 tranches payable on 19 December 2022, 3 January 2023 and 6 February 2023. The terms of the agreement are set out in note 13.

The Company advanced US$250,000 to Bioasis in the year to 31 December 2022. A further advance of US$250,000 was made to Bioasis on 3 January 2023.

Management considered recovery of the debt to be uncertain and in 2022 recognised an impairment provision of £207,000 against the advance made in December 2022, see note 13, and a provision of £207,000 against future credit losses resulting from the Promissory Note.

On 3 February 2023 Bioasis announced they were ‘urgently exploring and evaluating all financing and strategic alternatives that may be available to address its liquidity requirements’ which triggered an event of default. As a result of this the 3rd payment under the agreement was not made in the post year end period. On 5 March 2023 Bioasis were served with a notice of an event of default. On 20 June 2023 Bioasis announced the suspension of operations.

In 2023 the provision was utilised against the advance made to Bioasis in January 2023.